UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 2.02 Results of Operation and Financial Condition.

On September 10, 2024, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) issued a press release announcing the results of operations and financial condition as of and for the six months ended June 30, 2024, a copy of which is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information included in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 5, 2024, Baker Tilly US, LLP, or BT, notified the Audit Committee of our Board of Directors that they would not stand for reappointment as our independent registered public accountants for the year ending December 31, 2024. Accordingly, we will undertake to evaluate and retain a replacement independent registered public accounting firm in time to review our interim financial statements for the quarter ending September 30, 2024.

The audit reports of BT on our consolidated financial statements for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2023 and 2022 and subsequent interim periods through the date of this Current Report, there have been no disagreements with BT on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of BT, would have caused BT to refer to the subject matter of the disagreement in connection with its reports on our financial statements for such periods.

During the two most recent years ended December 31, 2023 and 2022, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We have provided BT with a copy of this Current Report and requested that BT furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects with which it does not agree. A copy of BT’s letter dated September 10, 2024 is filed as Exhibit 16.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2024	Emmaus Life Sciences, Inc.

	By:	/s/ YASUSHI NAGASAKI
		Name:	Yasushi Nagasaki
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	September 10, 2024 Letter of Baker Tilly US, LLP to the Securities and Exchange Commission
99.1	September 10, 2024 Press Release
104	Cover Page Interactive Date File (embedded within Inline XBRL document)

3